UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.


                                  FORM 8-K                 AMENDMENT

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 or 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               April 30, 2002
                               --------------
              Date of Report (Date of earliest event reported)



                           KLEENAIR SYSTEMS, INC.
                     ----------------------------------
             (Exact Name of Registrant as specified in Charter)



                       Commission File No. 033-03362



          Nevada                                       87-0431043
   ----------------------------                  -------------------
   (State of Other Jurisdiction                    (I.R.S. Employer
     of Incorporation)                             Identification No.)




1711 Langley Avenue, Irvine, California                 92714
---------------------------------------              ------------
(Address of Principal Executive Office)               (Zip Code)


   Registrant's Telephone Number, Including Area Code: (949) 955-3492






Item 2. Acquisition or Disposition of Assets

      Pursuant to an Agreement and Plan of Reorganization (the
"Agreement") entered into March 1, 2002 between KleenAir Systems, Inc. ("KAIR" or the "Registrant"), a Nevada corporation, and the share holders of Carbon Cloth Technologies, Inc. ("CCT"), a California corporation, 100% of the outstanding shares of common stock of CCT are to be exchanged for 1,000,000 new shares of common stock of KAIR in a transaction in which CCT effectively became the wholly owned subsidiary of KAIR.

      The Agreement was adopted by the unanimous consent of the Board of Directors of each corporation and of the shareholders of record holding greater than 67% of CCT on April 18, 2002.

      Prior to the merger, CCT had 6,000,000 shares of common stock outstanding all of which shares 6,000,000 (or 100% of the outstanding shares) were exchanged by the shareholders of CCT for 1,000,000 shares of common stock of KAIR. By virtue of the exchange, CCT shareholders acquired approximately six percent (6%) of the issued and outstanding common stock of KAIR. There was no change of control of KAIR. Subsequent to the closing of the Agreement transaction, the Registrant then had a total of approximately 17,000,000 shares of common stock issued and outstanding.

      Prior to the effectiveness of the Agreement, KAIR had an aggregate of approximately 16,000,000 shares of common stock, par value $.001, issued and outstanding.

      One of the officers and directors of CCT became Vice President of Marketing of KAIR subsequent to the Agreement and all other officers and directors of CCT resigned their positions in CCT.

      The business to be conducted by CCT after closing of the Agreement is the business of engineering, manufacturing and marketing of thermal insulation devices for vehicles, including but not limited to insulation devices to maintain the heat required to cause the catalytic converters on diesel engines to operate and reduce polluting emissions. Many of the customers of CCT are the same as KAIR's presently or on the list of target customers for KAIR.

      A copy of the Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.

--------------------------------------------------------------------------
      The acquisition of Carbon Cloth Technologies Inc. (CCT), with its thermal management systems, brings immediate revenue opportunities to KleenAir Systems, Inc. It will make a significant contribution to overhead expense as the Company reduces manufacturing costs and improves CCT gross margins.

      The initial independent valuation of Carbon Cloth was approximately $1.5 million. However, the same independent valuation indicated $13.5 million value by integrating this technology into the Company's NOx and Particulate reduction systems.

      The technology is currently in use by the New York City Transit Authority and substantial additional orders are anticipated. The Company's strategy will be to use Carbon Cloth's existing products, contacts, and reputation to open doors with fleet operators of heavy-duty diesel vehicles for its NOx and Particulate Reduction systems.

Item 7. Financial Statement, Pro Forma Information and Exhibits


    (a)   Financial Statements of Business Acquired

          See Exhibit A

    (b)   Pro Forma Financial Information

          See Exhibit B

    (c)   Exhibits

     Number                           Description
     ------                           -----------

      2.1 Agreement and Plan of Reorganization, dated as of March 1, 2002, by and among KleenAir Systems, Inc., a Nevada corporation, and Carbon Cloth Technologies, Inc., a
              California corporation ("CCT"), and the owners of all the outstanding shares of common stock of CCT. (Schedules and Exhibits omitted.)

                 (FILED WITH ORIGINAL FORM 8-K ON MAY 14, 2002)


      2.2     Amendment to the Agreement and Plan of Reorganization.

                 (FILED WITH ORIGINAL FORM 8-K ON MAY 14, 2002)


     99.1     Press release dated April 10, 2002.

                 (FILED WITH ORIGINAL FORM 8-K ON MAY 14, 2002)


     99.2     Press release dated April 30, 2002.

                 (FILED WITH ORIGINAL FORM 8-K ON MAY 14, 2002)


                                 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KLEENAIR SYSTEMS, INC.


Date:  07/16/02                         By: /s/ LIONEL SIMONS
                                            Lionel Simons
                                            President




EXHIBIT A - UNAUDITED HISTORICAL FINANCIAL STATEMENTS OF CARBON CLOTH
            TECHNOLOGIES, INC.


                      CARBON CLOTH TECHNOLOGIES, INC.
                               Balance Sheet
                            As of April 30, 2002

                                (Unaudited)


                                   ASSETS

Current Assets:
  Cash                                                 $    (4,720)
  Accounts receivable                                       22,397
  Inventory                                                 10,331
                                                       -----------
      Total current assets                                  28,008
                                                       -----------
Property and Equipment:
  Office furniture and equipment                             4,209
  Accumulated depreciation                                  (2,817)
                                                       -----------
      Total property and equipment                           1,392

Other assets (net)                                             322
                                                       -----------
      TOTAL ASSETS                                     $    29,722
                                                       ===========

                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                                     $   176,489
  Amounts due stockholders                                  49,221
  Loans payable                                             40,000
  Due to Edge Film & Tape                                    2,108
                                                       -----------
      Total current liabilities                            267,818
                                                       -----------

Stockholders' Equity:
  Capital stock                                            511,400
  Retained earnings                                       (749,496)
                                                       -----------
      Total stockholders' equity                          (238,096)
                                                       -----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $    29,722
                                                       ===========






EXHIBIT A - Continued

                      CARBON CLOTH TECHNOLOGIES, INC.
                          Statement of Operations
                 For the Seven Months Ended April 30, 2002
                   and the Year Ended September 30, 2001

                                (Unaudited)


                                               Seven Months    Year Ended
                                                  Ended         September
                                              April 30, 2002     30, 2001
                                              --------------   -----------
REVENUES:
  Sales                                         $  117,657     $    49,040
  Other                                             (4,256)            679
                                                ----------     -----------
    Total revenues                                 113,401          49,719

COST OF GOODS SOLD                                  51,450          21,287
PRODUCT DEVELOPMENT                                 96,429              -
                                                ----------     -----------
    Gross Profit                                   (34,478)         28,432
                                                ----------     -----------

SELLING, GENERAL & ADMINISTRATIVE EXPENSES:
  Marketing R & D                                   42,312         111,878
  Other                                             57,358         109,834
                                                ----------     -----------
    Total S, G & A                                  99,670         221,712
                                                ----------     -----------

    INCOME FROM OPERATIONS                      $ (134,148)    $  (193,280)
                                                ==========     ===========





EXHIBIT B - PRO FORMA COMBINED FINANCIAL STATEMENTS

PRO FORMA FINANCIAL DATA REGARDING ACQUISITION OF CARBON CLOTH TECHNOLOGIES

The following tables set forth summarized historical financial statements as for the Company and for Carbon Cloth Technologies, adjustments to reflect the effects of the acquisition, and pro form combined amounts. Pro forma adjustments reflect the acquisition of Carbon Cloth.

The balance sheets for the entities are as of March 31, 2002 for KleenAir Systems and April 30, 2002 for Carbon Cloth. The historical income statements are for the year ended December 31, 2001 for KleenAir and for the fiscal year ended September 30, 2001 for Carbon Cloth. The historical income statements for the most recent quarter present the period from January 1 through March 31, 2001 for both entities. Any effects due to the disparity in the dates of the balances sheets presented is believed to be immaterial. No significant transactions occurred during April 2002 for either entity.

                          Pro Forma Balance Sheets
                     As of March 31 and April 30, 2002

                                     Historical
                               KleenAir   Carbon Cloth
                               March 31,    April 30,   Pro Forma   Pro Forma
                                  2002       2002      Adjustments   Combined
                              ----------  -----------  -----------  ----------
                                   ASSETS

  Cash                        $  624,092  $   (4,720)  $        -   $  619,372
  Accounts receivable              1,600      22,397            -       23,997
  Inventory                           -       10,331            -       10,331
  Note receivable                120,000          -             -      120,000
  Prepaid expenses               139,714          -             -      139,714
  Property & equipment            96,441       4,209            -      100,650
  Accumulated depreciation       (32,442)     (2,817)           -      (35,259)
  Patent license                 161,858          -      1,000,000   1,161,858
  Other assets                        -          322            -          322
                              ----------  ----------   -----------  ----------
    TOTAL ASSETS              $1,111,263  $   29,722   $ 1,000,000  $2,140,985
                              ==========  ==========   ===========  ==========

                    LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable              $  36,382   $  176,489   $        -   $  212,871
Other liabilities                    -        40,000            -       40,000
Related party liabilities        167,465      51,329            -      218,794
                              ----------  ----------   -----------  ----------
Total Current Liabilities        203,847     267,818            -      471,665
                              ----------  ----------   -----------  ----------
STOCKHOLDERS' EQUITY:
Common stock                      16,425     511,400      (510,400)     17,425
Other stockholders' equity     4,789,662          -        760,904   5,550,566
Retained earnings             (3,898,671)   (749,496)      749,496  (3,898,671)
                              ----------  ----------   -----------  ----------
Total Stockholders' Equity       907,416    (238,096)    1,000,000   1,669,320
                              ----------  ----------   -----------  ----------
TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY          $1,111,263  $   29,722   $ 1,000,000  $2,140,985
                              ==========  ==========   ===========  ==========

EXHIBIT B - Continued

                        Pro Forma Income Statements
        For the Year Ended December 31, 2001 and September 30, 2001

                                    Historical
                               KleenAir   Carbon Cloth
                               December    September    Pro Forma   Pro Forma
                               31, 2001    30, 2001    Adjustments   Combined
                              ----------  -----------  -----------  ----------
  December 31 September 30

Net sales & revenue           $  123,788  $   49,719   $        -   $  173,507

Cost of goods sold                    -       21,286            -       21,286
Research & Development           241,904          -             -      241,904
                              ----------  ----------   -----------  ----------
Gross profit                    (118,116)     28,433            -      (89,683)

Selling, general &
administrative expenses          505,766     221,712       100,000     827,478
                              ----------  ----------   -----------  ----------
Income/(loss) from
    operations                  (623,882)   (193,279)     (100,000)   (917,161)

Other income/(expense)                71          -             -           71
                              ----------  ----------   -----------  ----------
Income/(loss) before
    income taxes                (623,811)   (193,279)     (100,000)   (917,090)

Income tax expense/(benefit)          -           -            -            -
                              ----------  ----------   -----------  ----------
Net income/loss               $ (623,811) $ (193,279)  $  (100,000) $ (917,090)
                              ==========  ==========   ===========  ==========
Earnings per share:
  Basic                       $    (0.05) $    (0.03)               $    (0.06)
  Diluted                          (0.05)      (0.03)                    (0.06)

Weighted average shares
outstanding:
   Basic                      13,372,112   5,811,000                14,372,112
   Diluted                    13,372,112   5,811,000                14,372,112






EXHIBIT B - Continued

                         Pro Forma Income Statement
                     Three Months Ended March 31, 2001

                                       Historical
                              -----------------------   Pro Forma   Pro Forma
                               KleenAir   Carbon Cloth Adjustments   Combined
                              ----------  -----------  -----------  ----------

Net sales & revenue           $       -   $    68,181  $        -   $   68,181

Cost of goods sold                    -       33,632            -       33,632
Research & Development            61,948       2,000            -       63,948
                              ----------  ----------   -----------  ----------
Gross profit                     (61,948)     32,549            -      (29,399)

Selling, general &
  administrative expenses        134,862      73,350        25,000     233,212
                              ----------  ----------   -----------  ----------
Income/(loss) from
    operations                  (196,810)    (40,801)      (25,000)   (262,611)

Other income and expenses              1      (1,155)           -       (1,154)
                              ----------  ----------   -----------  ----------
Income/(loss) before
  income taxes                  (196,809)    (41,956)      (25,000)   (263,765)

Income tax expense                    -           -             -           -
                              ----------  ----------   -----------  ----------
Net income                    $ (196,809) $  (41,956)  $   (25,000) $  (263,765)
                              ==========  ==========   ===========  ==========
Earnings per share:
  Basic                       $    (0.01) $    (0.05)               $    (0.02)
  Diluted                          (0.01)      (0.05)                    (0.02)

Weighted average shares
outstanding:
  Basic                       16,030,815     764,504                17,030,815
  Diluted                     16,030,815     764,504                17,030,815


Note 1: The pro forma adjustments for both the year and quarter consists of the amortization of the acquisition cost using a straight-line method over ten years. Such cost is attributable to the patent and marketing rights associated with Carbon Cloths main product.

Note 2: The pro forma adjustments to the equity accounts in the balance sheet are adjusments to eliminate the accounts of Carbon Cloth to reflect the acquisition on a consolidated basis.